HOLLYWOOD PRODUCTIONS, INC.
                         14 East 60th Street, Suite 402
                            New York, New York 10022

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on January 28, 1998

To the Shareholders of HOLLYWOOD PRODUCTIONS, INC.

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of HOLLYWOOD PRODUCTIONS, INC. ("the Corporation") will be held at the Corporation's offices located at 14 East 60th Street, Suite 402, New York, New York, on January 28, 1998, at 10:00 a.m.
Eastern time, for the following purposes:

         1. To elect four (4) Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

         2. To vote on the proposal to reverse split the Corporation's outstanding shares of Common Stock on a 1 for 3 basis; and

         3. To transact such other business as properly may be brought before the meeting or any adjournment thereof.

         The close of business on December 15, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy automatically will be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Special Meeting of Shareholders.

                                              By order of the Board of Directors

                                                       Robert DiMilia, Secretary

Dated: January 5, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          HOLLYWOOD PRODUCTIONS, INC.
                         14 East 60th Street, Suite 402
                            New York, New York 10022

                                 PROXY STATEMENT

                                       FOR

                         Special Meeting of Stockholders
                         To Be Held on January 28, 1998


         This proxy statement and the accompanying form of proxy were mailed on January 5, 1998 to the stockholders of record (as of December 15, 1997) of Hollywood Productions, Inc., a Delaware corporation ("the Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Special Meeting to be held on January 28, 1998 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         Shares of the Corporation's Common Stock, par value $.001 per share ("the Common Stock"), represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the proposal (i) to elect four (4) Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified; and (ii) to reverse split the Corporation's outstanding shares of Common Stock on a 1 for 3 basis.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy (i) by notifying the Secretary of the Corporation, either in writing prior to the Special Meeting or in person at the Special Meeting; (ii) by submitting a proxy bearing a later date; or (iii) by voting in person at the Special Meeting. An affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to elect the Directors. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on any such matter shall not be considered present and entitled to vote thereon.

         The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Common Stock held of record by such persons, and the Corporation may reimburse same for reasonable out-of-pocket expenses incurred by same in so doing.

         The Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 will be mailed to shareholders when available. The Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997, including unaudited financial statements, accompanies this proxy statement as Appendix "A."

         The principal executive offices of the Corporation are located at 14 East 60th Street, Suite 402, New York, New York 10022; the Corporation's telephone number is (212) 688-9223.

Certain Reports

         No person ("a Reporting Person") who during the fiscal year ended December 31, 1997 was a Director, Officer, or beneficial owner of more than ten percent of the Corporation's Common Stock [which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 ("the Act")], failed to file on a timely basis reports required by Section 16 of the Act during the most recent fiscal year or prior years. The foregoing is based solely upon a review by the Corporation of (i) Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act; (ii) Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year; and (iii) any representation received by the Corporation from any reporting person that no Form 5 is required, except as described herein.

                   VOTING SECURITIES AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Corporation's Common Stock, par value $.001 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The close of business on December 15, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. At that date, 6,092,500 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of December 15, 1997 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.

Name And Address of                                                       Amount and Nature                               Percent of
Beneficial Owner                                                          Of Beneficial Owner                             Class (1)
----------------------                                                    -------------------                             --------
European Ventures Corp. (2)                                               3,601,050                                       59.1%
P.O. Box 47
Road Town, Tortolla, British
Virgin Islands

Harold Rashbaum  (2)                                                      157,500 (3)                                      2.5%
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

Alain A. Le Guillou, M.D. (2)                                              --                                              --
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

Robert DiMilia                                                             50,000 (4)                                      *
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

All Officers and Directors                                                 207,500 (4)                                      3.3%
(3 as a Group) (2)-(5)

* Less than 1%


(1) Does not give effect to the issuance of (i) 4,400,000 shares of Common Stock reserved for issuance upon the exercise of the Warrants; (ii) 240,000 shares of Common Stock reserved for issuance upon the exercise of the underwriter's warrants and the Warrants underlying the underwriter's warrants; and (iii) 250,000 shares of Common Stock reserved for issuance under the Corporation's 1995 Senior Management Incentive Plan, except for the 75,000 shares issued thereunder and the 150,000 shares underlying options granted pursuant thereto.

(2) Harold Rashbaum is the father-in-law of Ilan Arbel, the sole officer and director of European Ventures Corp. ("EVC").

(3) Includes (i) 50,000 shares of Common Stock under the Senior Management Incentive Plan, pursuant to a vesting schedule, of which 25,000 shares have vested; (ii) 100,000 shares of Common Stock underlying an option granted under the Corporation's Senior Management Incentive Plan; and
         (iii) 7,500 shares issued to H.B.R. Consultants Sales Corp. in September 1996. See "Executive Compensation- Employment and Consulting Agreements" and "Senior Management Incentive Plan."

(4) Includes 50,000 shares of Common Stock issuable upon the exercise of an option granted to Robert DiMilia under the Corporation's Senior Management Incentive Plan.

         It is expected that the following will be considered at the meeting and that action will be taken thereon:

                            I. ELECTION OF DIRECTORS

         The Board of Directors currently consists of three members elected for a term of one year or until their successors are duly elected and qualified. In order to ensure compliance with new continued listing requirements imposed by the Nasdaq SmallCap Market, one additional outside Director shall be elected at the Special Meeting.

         An affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth, as of December 15, 1997, the four nominees for election as Directors of the Corporation:

                                            Position with Corporation;                                             Director
Name                                        Principal Occupation and Age                                           Since

Harold Rashbaum                             President, CEO, and Director; 70                                       1996

Robert DiMilia                              Vice President, Secretary and                                          1997
                                            Director; 51

Alain A. Le Guillou, M.D.                   Director; 40                                                           1996

James B. Frakes                             Director; 40                                                            *

* standing for election

         The Directors of the Corporation are elected annually by the stockholders, and the Officers of the Corporation are appointed annually by the Board of Directors. Vacancies on the Board of Directors may be filled by the remaining Directors. Each current Director and Officer will hold office until the next Annual Meeting of stockholders or until his successor is elected and qualified. All outside directors receive a Director's fee of $1,000 per month for participation as a Director. The Corporation does not have key man insurance on the lives of any of its Officers or Directors. On January 10, 1997, Robert Melillo and the Corporation mutually agreed to the resignation of Mr. Melillo as the President, Chief Executive Officer, and Director of the Corporation. As of that time, Mr. Rashbaum took over as President and Chief Executive Officer of the Corporation. Mr. Melillo remained a consultant to the Corporation, at a weekly fee of $600, until April 1, 1997.

     Harold Rashbaum has been the President, Chief Executive Officer, and a Director of the Corporation since January 1997. He was elected President and Chief Executive Officer when Robert Melillo, former President and Chief Executive Officer, resigned. From May 1996 to January 1997, Mr. Rashbaum served as Secretary and Treasurer of the Corporation. Also since May 1996, Mr. Rashbaum has served as the Secretary, Treasurer, and a Director of D.L. Productions, Inc. ("DLP"), the production company for the Dirty Laundry movie, which company filed for voluntary dissolution in October 1997 after completion of the movie; he became President of DLP in January 1997. Since February 1996, Mr. Rashbaum has also been the President and a Director of H.B.R. Consultant Sales Corp. ("HBR"), of which his wife is the sole stockholder. Mr. Rashbaum was a consultant to Play Co. Toys & Entertainment Corp. ("Playco"), a wholesaler and retailer of children's toys, since July 1995. He became Chairman of the Board of Playco in September 1996. Prior thereto, from February 1992 to June 1995, Mr. Rashbaum was a consultant to 47th Street Photo, Inc., an electronics retailer. Mr. Rashbaum held this position at the request of the bankruptcy court during the time 47th Street Photo, Inc. was in Chapter 11. From January 1991 to February 1992, Mr. Rashbaum was a consultant for National Wholesale Liquidators, Inc., a major retailer of household goods and housewares.

     Robert DiMilia has been a Director, Vice President, and Secretary of the Corporation since January 10, 1997. Prior thereto, he was a consultant to the Corporation with respect to the production of Dirty Laundry, the Corporation's first motion picture. From March 1995 to May 1996, Mr. DiMilia was a media and marketing consultant in the film industry working on a variety of projects. From 1991 to 1994, Mr. DiMilia was a Vice President for the Bon Bon Group, a national payroll/accounting entertainment service Corporation.

     Alain A. Le Guillou, M.D. has been a Director of the Corporation since May 1996. Since July 1995, Dr. Guillou has been a doctor of pediatrics at Montefiore Medical Group. From July 1992 to June 1995, Dr. Guillou was a pediatric resident at the University of Minnesota, Gillette Hospital, St. Paul, Minnesota. From July 1991 to June 1992, Dr. Guillou was an intern at Montefiore Medical Center, Bronx, New York. Dr. Guillou is the son-in-law of Harold Rashbaum.

     James B. Frakes is nominated to be elected as a Director of the Corporation. Mr. Frakes was elected Chief Financial Officer of Playco in June 1997 and was appointed as a Director of Playco to fill an existing vacancy in August 1997. Prior thereto, from June 1990 to March 1997, Mr. Frakes was Chief Financial Officer of Urethane Technologies, Inc. ("UTI") and two of its subsidiaries: Polymer Development Laboratories, Inc. ("PDL") and BMC Acquisition, Inc. These were specialty chemical companies which focused on the polyurethane segment of the plastics industry. Mr. Frakes was also Vice President and a Director of UTI during this period. In March 1997, three unsecured creditors of PDL filed a petition for the involuntary bankruptcy of PDL. This matter is pending before the United States Bankruptcy Court, Central District of California. In 1980, Mr. Frakes obtained a Masters in Business Administration from University of Southern California. He obtained his Bachelor of Arts degree in history from Stanford University from which he graduated with honors in 1978.

Significant Employees

     Dan Stone, 61, Chairman of the Board of Breaking Waves, Inc. from its inception in 1991 until the consummation of the Corporation's acquisition of Breaking Waves, Inc. in September 1996 ("the Acquisition"), became a consultant to the Corporation in September 1996. Mr. Stone's consulting agreement terminates on December 31, 1997. Mr. Stone has been the President and a Director of D. Stone Industries, Inc. and Dan Stone Industries, Inc. since their inceptions in 1981 and 1991, respectively.

     Malcolm Becker, 61, has been the Vice President of design, merchandising, and production of Breaking Waves, Inc. since its inception in 1991.

     Michael Friedland, 59, has been the Vice President of marketing and sales of Breaking Waves, Inc. since its inception in 1991.

     The Corporation has agreed to indemnify its Officers and Directors with respect to certain liabilities including liabilities which may arise under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, Officers, and controlling persons of the Corporation pursuant to any charter, provision, by-law, contract, arrangement, statute or otherwise, the Corporation has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a Director, Officer, or controlling person of the Corporation in the successful defense of any such action, suit, or proceeding) is asserted by such Director, Officer, or controlling person of the Corporation in connection with the Securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. The Corporation will be governed by the final adjudication of such issue.

Board Meetings, Committees, and Compensation

     During the fiscal year ended December 31, 1997, no meetings of the Board of Directors were held. Actions were taken on three (3) occasions by unanimous written consent of the Board of Directors, which consent was obtained in lieu of meetings. The Corporation does not pay its Directors for attendance at Board of Directors meetings or committee meetings. Upon the election of the directors nominated hereunder, the Corporation shall form an audit committee, which committee shall be comprised of the two outside directors, James Frakes and Alain A. Le Guillou, M.D. and Harold Rashbaum as the inside director.

     The Board of Directors recommends that you vote "FOR" the nominees for Directors.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, or paid by the Corporation during the period ended September 30, 1997 to each of the named executive officers of the Corporation:

                                                     Summary Compensation Table

                                                                 Securities               Restricted Securities
Name and Principal                                               Underlying               Underlying                All Other
Position                            Year          Salary($)      Options/SARS ($)         Award                     Compensation
------------------                  ----          ---------      ----------------         ---------------------     ------------

Harold Rashbaum                     1997 (1)      108,000        100,000 (2)              50,000 (3)                    --
Chief Executive Officer
President

Robert Melillo                      1997 (5)      4,000          --                       25,000 (6)                    --
Former Chief Executive
Officer
--------------------


(1) In October 1996, Mr. Rashbaum began receiving a salary of approximately $100,000 per annum. His salary was increased to $156,000 in March 1997. At the closing of the Corporation's initial public offering, HBR, a Corporation controlled by Mr. Rashbaum and owned by his wife, received 7,500 shares of Common Stock and a consulting fee of $40,000 for services rendered prior to his becoming an Officer of the Corporation.

(2) Includes options to purchase shares of Common Stock issued in March 1997 under the Corporation's Senior Management Incentive Plan. See "Senior Management Incentive Plan."

(3) Includes shares issued under the Senior Management Incentive Plan in June 1996, subject to a vesting schedule. See "Senior Management Incentive Plan."

(4) Mr. Melillo received an annual salary of $104,000 per annum through January 10, 1997, when he resigned as an Officer and Director of the Corporation. He continued as a consultant until April 1997 and received a consulting fee of $600 per week.

(5) Mr. Melillo received 50,000 shares of Common Stock in the Corporation pursuant to the Corporation's Senior Management Incentive Plan, subject to a vesting schedule, whereby 25,000 shares would vest in each of June of 1997 and 1998. Upon his resignation on January 10, 1997, Mr. Melillo returned 25,000 shares to the Corporation, and the Corporation agreed that the remaining shares should be vested.

Employment and Consulting Agreements

         Prior to his becoming an Officer and Director of the Corporation, Mr. Rashbaum provided consulting to the Corporation through HBR, a corporation of which he is an Officer and Director and of which his wife is the sole stockholder. HBR entered into an oral consulting agreement with the Corporation whereby it will receive 5% of the net profits of the Motion Picture received by the Corporation. In addition, HBR received $40,000 and 7,500 shares of the Corporation's Common Stock at the closing of the Corporation's initial public offering. Mr. Rashbaum receives a salary of $156,000 per annum for being an Officer of the Corporation. In addition, Mr. Rashbaum received 50,000 shares of Common Stock under the Corporation's Senior Management Incentive Plan. These shares vest at the rate of 25,000 shares on each of March 1997 and 1998. Pursuant to the restricted share agreement, the shares only vest if Mr. Rashbaum continues to provide services to the Corporation. Shares not vested shall be returned to the Corporation's treasury.

         In March 1997, pursuant to the Corporation's Senior Management Incentive Plan, the Corporation granted (i) Mr. Rashbaum, as Chief Executive Officer of the Corporation, an option to purchase 100,000 shares of Common Stock at $5.125 per share; and (ii) Mr. DiMilia, as Secretary, an option to purchase 50,000 shares of Common Stock at $5.125 per share. See "Certain Relationships and Related Transactions." Neither Mr. Rashbaum nor Mr. DiMilia have entered employment agreements with the Corporation or any of its subsidiaries.

         In January 1996, Dan Stone entered into a two year consulting agreement with Breaking Waves, Inc. Pursuant to the agreement, Mr. Stone oversees the operation of Breaking Waves, Inc. in return for a yearly consulting fee of $100,000. Mr. Stone received $50,000 from the proceeds of the Corporation's initial public offering as payment in advance for half of the 1997 consulting fee, the balance of which fee shall have been paid in full by December 31, 1997, at which time Mr. Stone's consulting agreement terminates.

         In November 1997, Breaking Waves, Inc. entered into 3 year employment agreements with each of Malcolm Becker and Michael Friedland. The agreements provide for salaries of $110,000 for the terms of employment and the granting of shares of the Corporation's Common Stock each year. The number of shares of the Common Stock shall be equal to a Market Value (as hereinafter defined) of $25,000 on the date of issuance, subject to a vesting schedule. The vesting schedule shall be as follows: (i) 1/2 of the shares received on November 27, 1996 shall vest 90 days from said date with the balance vesting 270 days from November 27, 1996; and (ii) on each subsequent annual issuance, commencing November 27, 1997, 1/2 of the shares shall vest six months from issuance with the balance vesting on the following anniversary. The shares vest pursuant to restricted share agreements. "Market Value" shall mean (i) $5.00 per share with respect to the shares issued in November 1996; and (ii) the average of the closing bid and asked prices for a share of Common Stock for a period of 30 days ending five days prior to the date of issuance, as officially reported by the principal securities exchange on which the Common Stock is quoted. The agreements include nondisclosure and non-compete clauses.

Senior Management Incentive Plan

         In May 1996, the Board of Directors adopted the Senior Management Incentive Plan ("the Management Plan") which was approved and adopted by stockholder consent. The Management Plan provided for the issuance of up to 250,000 shares of the Corporation's Common Stock in connection with the issuance of stock options and other stock purchase rights to Executive

Officers and other key employees and consultants. The Board of Directors, upon stockholder approval obtained at the Corporation's 1997 Annual Meeting held on June 30, 1997, adopted a proposal to increase the shares of Common Stock issuable under the Management Plan to 750,000 shares.

     The Management Plan was adopted to provide the Board of Directors with sufficient flexibility regarding the forms of incentive compensation which the Corporation will have at its disposal for rewarding Executive Officers, employees, and consultants of the Corporation (or any subsidiaries thereof) who render significant services to the Corporation. The Management Plan provides equity ownership, or the right to acquire equity ownership, in the Corporation through the grant of stock options and other rights pursuant to the Management Plan to enable the Corporation to attract and retain qualified personnel without unnecessarily depleting the Corporation's cash reserves. The Management Plan is designed to augment the Corporation's existing compensation programs and is intended to enable the Corporation to offer a personal interest in the Corporation's growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock to individuals who provide significant services to the Corporation.

     The Management Plan is intended to help the Corporation attract and retain key executive management personnel whose performance is expected to have a substantial impact on the Corporation's long-term profit and growth potential by encouraging and assisting those persons to acquire equity in the Corporation. It is contemplated that only employees who perform services of special importance to the Corporation will be eligible to participate under the Management Plan. It is anticipated that awards made under the Management Plan will be subject to vesting periods, although the vesting periods are subject to the discretion of the Board or an administrator of the Management Plan.

     In March 1997, pursuant to the Management Plan, the Corporation granted options to purchase 100,000 shares of Common Stock to Mr. Rashbaum and 50,000 shares to Mr. DiMilia exercisable at $5.125 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In December 1995, in connection with the incorporation of the Corporation, European Ventures Corporation ("EVC") acquired 5,000,000 shares of the Corporation's Common Stock and 2,000,000 Warrants for an aggregate consideration of $1,100,000. 1,400,000 shares of Common Stock and 2,000,000 Warrants were registered for sale in the Corporation's initial public offering. 1,398,950 of these shares and all of the Warrants have been resold to date.

         In January 1996, Dan Stone entered into a two year consulting agreement with Breaking Waves, Inc. Pursuant to the agreement, Mr. Stone oversees the operation of Breaking Waves, Inc. in return for a yearly consulting fee of $100,000. Mr. Stone received $50,000 from the proceeds of the Corporation's initial public offering as payment in advance for half of the 1997 consulting fee, the balance of which fee shall have been paid in full by December 31, 1997, at which time Mr. Stone's consulting agreement terminates.

         See "Executive Compensation" for a discussion of the Corporation's employment and consulting agreements and compensation received by management.

         All transactions between the Corporation and any Officer, Director, or 5% stockholder will be on terms no less favorable than those which might be obtained in transactions between the Corporation and independent third parties and will be approved by a majority of the independent disinterested directors of the Corporation.

                             II. REVERSE STOCK SPLIT

         In December 1997, the Corporation's board of directors voted to submit a proposal to the Corporation's shareholders to reverse split the Corporation's shares of Common Stock on a 1 for 3 basis. Management of the Corporation is of the opinion that a reverse split of the Corporation's stock, 1 for 3 (1 new share for every 3 old shares), is in the best interests of the Corporation's shareholders. All fractional shares will be rounded up or down to the nearest whole shares. No cash will be paid for any fractions of shares.

         Currently, the Corporation's Common Stock is quoted on the Nasdaq SmallCap Stock Market ("Nasdaq"). The Corporation is required to maintain certain Nasdaq maintenance requirements, one of which is that the shares of Common Stock maintain a bid price of $1.00. Due to the Corporation's failure to maintain the Nasdaq bid price requirement, the Corporation has proposed this reverse stock split. In order to continue to have its shares of Common Stock listed on Nasdaq, the Corporation is required to maintain (i) net tangible assets of at least $2,000,000; (ii) a minimum bid price of $1.00; (iii) two market makers; (iv) 300 stockholders; (v) at least 500,000 shares in the public float; and (vi) a minimum market value of $1,000,000 for the public float. As of September 30, 1997, the Corporation believes it met all the other requirements.

         At present, the bid price of the Corporation's Common Stock is below $1.00. The proposed reverse split is necessary, and management believes that it is the best strategy, to ensure the Corporation's compliance with Nasdaq's continued listing requirements.

         In the event the Corporation's Common Stock is delisted from Nasdaq, trading, if any, of the Corporation's securities will thereafter be conducted in the over-the-counter market on the OTC Bulletin Board. Consequently, an investor may find his securities to be less liquid, and therefore, more difficult to transfer. He may also find it difficult to obtain accurate quotations of the price of the Corporation's securities. In effecting this reverse stock split, the Corporation anticipates that it will be able to obtain additional equity capital and continue to maintain its Nasdaq listing. The reverse split will be effected by reducing the Corporation's present issued and outstanding shares of Common Stock from approximately 6,092,500 shares to approximately 2,030,833 shares. The effective date for purposes of calculating the reverse split will be as soon as practicable, after the meeting date, as Nasdaq can effect the reverse split within its systems.

         The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Corporation and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 60.3% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal; therefore, this proposal shall be approved at the meeting.

      The Board of Directors recommends that you vote "FOR" this Proposal.

                              FINANCIAL INFORMATION

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 SHALL BE FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION AND SHALL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST THEREFOR SENT TO ROBERT DIMILIA, SECRETARY, HOLLYWOOD PRODUCTIONS, INC., 14 EAST 60TH STREET, SUITE 402, NEW YORK, NEW YORK 10022.

                               III. OTHER BUSINESS

         As of the date of this proxy statement, the only business which the Board of Directors intends to present and knows that others will present at the Special Meeting is that herein set forth. If any other matter is properly brought before the Special Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                                             By Order of the Board of Directors,


                                                                  Robert DiMilia
                                                                       Secretary

January 5, 1998



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

Exhibit A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB
                                   (Mark One)

           [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                For the quarterly period ended September 30, 1997

                                       OR

          [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             For the transition period from __________ to __________

                         Commission File Number 0-28690

                           Hollywood Productions, Inc.
             (Exact name of registrant as specified in its charter)

                               Delaware 13-3704059
  (State or Jurisdiction of Incorporation) (I.R.S. Employer Identification o.)

                   14 East 60th Street, Ste 402, New York, NY
                 10022 (Address of principal executive offices)
                                   (Zip Code)

                                 (212) 688-9223
              (Registrant's telephone number, including area code)


     (Former name, former address and former fiscal year, if changed since last report)

     Check whether the issuer (1) has filed all reports  required to be filed by section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [xx] No [ ]

                      APPLICABLE ONLY TO CORPORATE ISSUERS

     Common stock, par value $.001 per share: 6,092,500 shares outstanding as of September 30, 1997.

                  HOLLYWOOD PRODUCTIONS, INC. AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS





PART I - FINANCIAL INFORMATION:

     ITEM 1 - FINANCIAL STATEMENTS
         Consolidated balance sheets at
          September 30, 1997  (unaudited) and December 31, 1996                                           2

         Consolidated statements of operations (unaudited)
          for the three months ended September 30, 1997 and 1996                                          3

         Consolidated statements of operations (unaudited)
          for the nine months ended September 30, 1997 and 1996                                           4

         Consolidated statements of stockholders' equity (unaudited)
          for the nine months ended September 30, 1997                                                    5

         Consolidated statements of cash flows (unaudited)
          for the six months ended September 30, 1997 and 1996                                          6 - 7

     Notes to consolidated financial statements                                                        8 - 10

ITEM 2 - MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                   CONDITION AND RESULTS OF OPERATIONS                                                 11 - 14

PART II.          OTHER INFORMATION

Item 1.                    LEGAL PROCEEDINGS                                                            15

Item 2.                    CHANGES IN SECURITIES AND USE OF PROCEEDS                                    15

Item 3.                    DEFAULTS UPON SENIOR SECURITIES                                              15

Item 4.                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS                          15

Item 5.                    OTHER INFORMATION                                                            15

Item 6.                    EXHIBITS AND REPORTS ON FORM 8-K                                             15


                   HOLLYWOOD PRODUCTION, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                         ASSETS
                                                                           (Unaudited)
                                                                           September       December
                                                                           30, 1997        31, 1996
Current assets:
    Cash and cash equivalents ..........................................   $ 2,013,883    $ 2,717,629
    Accounts receivable                                                            312         22,351
    Prepaid expenses ...................................................        43,935         86,698
    Inventory ..........................................................     2,160,446      1,815,526
    Film production and distribution costs .............................     1,693,781      1,518,639
    Deferred offering costs ............................................        58,461           --
    Advances to related parties ........................................       105,266        115,854

         Total current assets ..........................................     6,076,084      6,276,697

Deferred compensation, net .............................................        46,875        209,722
Organizational costs, net ..............................................        81,250        100,000
Excess of cost over net assets acquired, net ...........................       993,331      1,046,545
Other assets ...........................................................        26,315         10,118

Total assets ...........................................................   $ 7,223,855    $ 7,643,082


                    LIABILITIES AND STOCKHOLDERS= EQUITY

Current liabilities:
    Accounts payable ...................................................   $   578,768    $    61,788
    Accrued expenses ...................................................        13,375        103,194
    Due to factor ......................................................     1,539,324      1,434,686
    Income taxes payable ...............................................          --           35,279
    Deferred taxes payable .............................................        76,853         12,309

         Total current liabilities .....................................     2,208,320      1,647,256


Redeemable preferred stock of subsidiary:
    Series A redeemable preferred stock, 5,600 shares
     authorized, 2,800 and 5,600 issued and outstanding, respectively,
     full liquidation value $280,000 and $560,000, respectively ........       280,000        560,000

Commitments and contingencies (Note 4) .................................          --             --

Stockholders= equity:
    Common stock - $.001 par value, 20,000,000 shares authorized,
     6,092,500 and 6,117,500 shares issued and outstanding, respectively         6,093          6,118
    Additional paid-in capital .........................................     5,589,215      5,651,690
    Accumulated deficit ................................................      (859,773)      (221,982)

         Total stockholders= equity ....................................     4,735,535      5,435,826


Total liabilities and stockholders= equity .............................   $ 7,223,855    $ 7,643,082


                                    _PAGE _3_

                  HOLLYWOOD PRODUCTIONS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED SEPTEMBER 30,
                                   (UNAUDITED)



                                                                    1997         1996
Net sales ..................................................   $    48,207         $2,919

Cost of sales ..............................................        10,973           --
                                                                              -----------

Gross profit ...............................................        37,234          2,919
                                                                              -----------

Expenses:
    Selling, general and administrative expenses ...........       437,025         77,274
    Amortization of excess of costs over net assets acquired        17,738           --

Total expenses .............................................       454,763         77,274
                                                                              -----------

Loss before interest expense
 and provision for income taxes ............................      (417,529)       (74,355)

Other income (expense):
    Interest and finance expense ...........................       (29,426)          (692)
    Interest income ........................................        24,006           --
                                                                              -----------
         Total other income (expense) ......................        (5,420)          (692)
                                                               -----------    -----------

Loss before provision for
 income taxes ..............................................      (422,949)       (75,047)

Provision for income tax expense ...........................        33,683           --
                                                                              -----------

Net loss ...................................................   $  (456,632)      $(75,047)
                                                               ===========    ===========

Loss per common equivalent shares:
    Net loss ...............................................   $      (.07)          (.01)
                                                               ===========    ===========

Weighted average number of
 common shares outstanding .................................     6,092,500      5,075,500
                                                                              ===========

           See notes to consolidated financial statements (unaudited)

                  HOLLYWOOD PRODUCTIONS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                                   (UNAUDITED)



                                                                     1997         1996

Net sales ..................................................  $  3,420,492        $2,919

Cost of sales ..............................................     2,168,580           --

Gross profit ...............................................     1,251,912          2,919

Expenses:
    Selling, general and administrative expenses ...........     1,647,472        160,536
    Amortization of excess of costs over net assets acquired        53,214           --

Total expenses .............................................     1,700,686        160,536

Loss before interest expense
 and provision for income taxes ............................      (448,774)      (157,617)

Other income (expense):
    Interest and finance expense ...........................      (193,551)          (692)
    Interest income ........................................        77,994           --
         Total other income (expense) ......................      (115,557)          (692)

Loss before provision for
 income taxes ..............................................      (564,331)      (158,309)

Provision for income taxes .................................        73,460           --

Net loss ................................................... $    (637,791)     $(158,309)

Loss per common equivalent shares:
    Net loss ............................................... $       (.10)      $    (.03)


Weighted average number of
 common shares outstanding .................................     6,092,500      5,028,932


           See notes to consolidated financial statements (unaudited)

                  HOLLYWOOD PRODUCTIONS, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)



                                                                           Additional                    Total
                                               Common Stock                Paid-in        Accumulated    Stockholders'
                                               Shares       Amount         Capital        Deficit        Equity

Balances at December 31, 1996 .................6,117,500    $     6,118    $ 5,651,690    $  (221,982)   $ 5,435,826

Cancellation of common stock in connection
 with the Senior Management  Incentive
 Plan as consideration for services rendered
 to the Company ............................... (25,000)           (25)       (62,475)          --          (62,500)

Net loss for the nine months
 ended September 30, 1997 .....................      --             --             --         (637,791)      (637,791)

Balances at September 30, 1997 ................6,092,500    $     6,093    $ 5,589,215    $  (859,773)   $ 4,735,535




           See notes to consolidated financial statements (unaudited)

                  HOLLYWOOD PRODUCTIONS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30,

                                                                                       1997          1996
                                                                                ----------------  ---------

Cash flows from operating activities:
    Net loss ...................................................................$    (637,791)     $(158,309)
Adjustments to reconcile net loss to
 net cash used by operating activities
    Amortization and depreciation ..............................................       176,907         18,750
    Issuance of common stock for services ......................................          --           18,750
    Forgiveness of note receivable in lieu of compensation .....................        30,130           --
    Deferred income taxes ......................................................        64,544           --
    Decrease (increase) in:
         Accounts receivable ...................................................        22,039           --
         Prepaid expenses ......................................................        42,763       (171,471)
         Inventory .............................................................      (344,920)    (1,499,158)
         Film production costs .................................................      (175,142)    (1,306,057)
         Other assets ..........................................................        (7,310)       (20,091)
    Increase (decrease) in:
         Accounts payable ......................................................       516,980         18,513
         Accrued expenses ......................................................       (89,819)        27,998
         Due to factor .........................................................       104,638      1,388,548
         Income taxes payable ..................................................       (35,279)          --
                                                                                   -----------    -----------
         Net cash used by operating activities .................................      (332,260)    (1,682,527)
                                                                                   -----------    -----------

Cash flows from investing activities:
    Acquisition of other assets ................................................       (13,483)        (1,414)
    Subsidiary=s redemption of preferred stock .................................      (280,000)          --
                                                                                   -----------    -----------
         Net cash used for investing activities ................................      (293,483)        (1,414)
                                                                                   -----------    -----------

Cash flows from financing activities:
    Net advances to related parties ............................................       (19,542)          --
    Deferred offering costs ....................................................       (58,461)      (686,151)
    Proceeds from advances from related parties ................................          --          371,010
    Proceeds from issuance of common stock and warrants ........................          --        3,813,294
    Issuance of Series A preferred stock .......................................          --          560,000
    Proceeds from stock subscription receivable ................................          --        1,000,000
    Proceeds from capital contributions ........................................          --          100,000
                                                                                                  -----------
         Net cash (used for) provided by financing activities ..................       (78,003)     5,158,153
                                                                                   -----------    -----------

Net (decrease) increase in cash ................................................      (703,746)     3,474,212

Cash, beginning of period ......................................................     2,717,629           --
                                                                                   -----------

Cash, end of period ............................................................     2,013,883     $3,474,212

Supplemental disclosure of non-cash flow information:  Cash paid during the year for:
         Interest ..............................................................  $    129,819           $692

         Income taxes ..........................................................  $      23,650     $ -




           See notes to consolidated financial statements (unaudited)

                  HOLLYWOOD PRODUCTIONS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30,


                                                                                                   1997          1996
                                                                                          ----------------  ---------

Schedule of non-cash operating activities:
    In connection with the Senior Management Incentive Plan,
     25,000 shares originally issued as consideration for services
     rendered to the Company were canceled                                                $       (62,500)$ -
                                                                                          =============== ===

    In connection  with the Senior  Management  Incentive Plan 125,000 shares of common stock issued as consideration for
     services rendered the Company                                                        $            -  $ 312,500
                                                                                          =========================

    In connection with the formation of the Company, 50,000
     shares of common stock were issued                                                   $            -  $ 125,000
                                                                                          =========================

    In connection with consulting services rendered the Company,
     7,500 shares of common stock were issued                                             $            -  $ 18,750
                                                                                          ========================


           See notes to consolidated financial statements (unaudited)

                  HOLLYWOOD PRODUCTIONS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                   (UNAUDITED)



NOTE 1       -    ORGANIZATION

     Hollywood Productions, Inc. (the "Company") was incorporated in the State of Delaware on December 1, 1995.

     The Company's and its subsidiaries' year end is December 31.

     The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management the interim financial statements include all adjustments necessary in order to make the financial statements not misleading. The results of operations for the three and nine months ended is not necessarily indicative of the results to be expected for the full year. For further information, refer to the Company=s audited financial statements and footnotes thereto at December 31, 1996, included in the Company=s Annual Report Form 10K-SB, filed with the Securities and Exchange Commission.

NOTE 2       -    ADVANCES TO RELATED PARTIES

     During October 1996, pursuant to two promissory notes, the Company loaned two of its officers a total of $87,000 bearing interest at six and one-half (61/2) percent payable over three years. During January 1997, the balance of one of the notes amounting to $30,130 was written off as part of a severance package for one of its previous officers. As of September 30, 1997 the remaining note amounted to $52,834.

     The remaining balance, amounting to $52,432, represents advances to officers, shareholders and other related parties. Such advances are non-interest bearing and are due on demand.

NOTE 3       -    DUE TO FACTOR

            a)    NationsBanc

     On April 4, 1991, Breaking Waves entered into an accounts receivable financing agreement with NationsBanc Commercial Corp. ("Nations") to sell their interest in all present and future receivables without recourse. Breaking Waves submits all sales orders to Nations for credit approval prior to shipment, and pays Nations .75% of the gross amount of the receivables. Nations retains from amounts payable to Breaking Waves a reserve for possible obligations such as customer disputes and possible credit losses on unapproved receivables. Breaking Waves may take advances of up to 85% of the purchase price on the receivables, with interest charged at the rate of 13/4% over prime. Interest charged to expense totaled approximately $14,453 and $136,467 for the three and nine months ended September 30, 1997, respectively. The agreement with Nations was terminated when Breaking Waves entered into a new agreement. (See Note 3(b)).





NOTE 3       -    DUE TO FACTOR (Cont=d)

            b)    Heller Financial

     On August 20, 1997, Breaking Waves entered into a factoring and revolving inventory loan and security agreement with Heller Financial, Inc. (AHeller@) to sell their interest in all present and future receivables without recourse. Breaking Waves submits all sales orders to Heller for credit approval prior to shipment, and pays Heller 1% of the net amount of the receivable. Heller retains from amounts payable to Breaking Waves a reserve for possible obligations such as customer disputes and possible credit losses on unapproved receivable. Breaking Waves may take advances of up to 85% of the purchase price on the receivable, with interest charged at the rate of 1:% over prime. Interest charged to expense totaled approximately $8,078 and for the three months ended September 30, 1997. Heller has a continuing interest in Breaking Waves=s inventory as collateral for the advances.

NOTE 4       -    COMMITMENTS AND CONTINGENCIES

             a)   Lease commitments

     The Company and its subsidiaries= approximate future minimum rentals under non-cancelable operating leases in effect on September 30, 1997 are as follows:

                            Year ended
                            December 31,
                             1997                                                    $       42,380
                             1998                                                           119,157
                             1999                                                           119,157
                             2000                                                            90,282
                             2001                                                            69,657
                                                                                     --------------

                                                                                     $      440,633

                             Rent expense  charged to  operations  for the three
and nine months ended September 30, 1997 amounted to approximately $37,700 and $110,307, respectively.

                  b)         License agreement

     On October 16, 1995, Breaking Waves entered into a license agreement with Beach Patrol, Inc. ("BPI") for the exclusive use of certain trademarks in the United States. For the three and nine months ended September 30, 1997, Breaking Waves incurred royalty and advertising expenses amounting to approximately $25,500 and $76,500, respectively.

                  c)         Concentration of risk

     Breaking Waves purchases the majority of it's inventory from one vendor in Indonesia. For the nine months ended September 30, 1997, Breaking Waves purchased 96% of its merchandise from this vendor. Breaking Waves has four customers which comprised 57% of net sales for the nine months ended September 30, 1997.

NOTE 4 - COMMITMENTS AND CONTINGENCIES (Cont=d)

            d)    Seasonality

                             Breaking   Waves's   business  may  be   considered
seasonal with a large portion of its revenues and profits being derived between December and June for shipments being made between November and May. Each year from June to November Breaking Waves engages in the process of designing and manufacturing the following seasons swimwear lines, during which time it incurs the majority of its expenses, with limited revenues.

                  e)         Co-production and property purchase agreements

                             Pursuant to  co-production  and  property  purchase
agreements dated March 15, 1996, as amended, the Company, through is wholly owned subsidiary, D.L., acquired the rights to co-produce a motion picture and has agreed to finance the costs of production and distribution of such motion picture with the co-producer agreeing to finance $100,000 of the costs of production. The Company retains all rights to the motion picture, the screenplay, and all ancillary rights attached thereto.

                             As of  September  30,  1997,  the Company  invested
$1,593,781 in D.L. for the co-production and distribution of such motion picture whereas the co-producers have invested $100,000 in D.L. which has been recorded as a capital contribution.


NOTE 5            -          STOCKHOLDER'S EQUITY

                  a) 1996 Senior Management Incentive Plan

                     Effective March 14, 1997, the Company granted 150,000 options to purchase shares of common stock pursuant to the Company=s Incentive Plan. 100,000 options were granted to the Company=s President and 50,000 options were granted to an officer.

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Hollywood Productions, Inc. (the "Company") was incorporated in the State of Delaware on December 1, 1995. The Company was formed for the purpose of acquiring screen plays and producing motion pictures. During September 1996, in connection with the completion of its Initial Public Offering ("IPO"), the Company acquired all the capital stock of Breaking Waves, Inc. ("Breaking Waves"). Breaking Waves designs, manufactures and distributes a line of private label swimwear.

     On April 8, 1996, the Company formed a wholly owned subsidiary named D.L. Productions, Inc. ("D.L."). D.L. was formed in the State of New York for the purpose of purchasing and producing the motion picture ADirty Laundry@. As of September 30, 1997, the Company has presented consolidated financial statements.

     RESULTS OF OPERATIONS

     For the three months ended September 30, 1997 as compared to the three months ended September 30, 1996

     From July 1, 1997, to September 30, 1997 the Company's subsidiary, Breaking Waves, generated sales amounting to $36,489 with cost of sales amounting to $10,973. Breaking Waves generated a net loss amounting to approximately $328,000 after an estimated provision for income tax expense of approximately $31,000. Of the total selling, general and administrative expenses amounting to $437,025, $300,913 were incurred by Breaking Waves with the remainder amounting to $136,112 incurred by the Company.

     The major components of the total selling, general and administrative expenses of the Company are composed of the following: $21,179 of consulting and compensation expenses paid to officers of the Company paid in the form of common stock; and amortization of organization costs of $6,250. The remainder of expenses amounting to approximately $409,596 is composed of rent amounting to $37,704; officer's salaries of $94,016; other salaries and related payroll taxes amounting to approximately $68,879; legal and professional fees of $14,988; miscellaneous office expenses of $80,844; and miscellaneous selling expenses of $113,165.

     For the three months ended September 30, 1997, the Company reported a consolidated net loss amounting to $456,632 after an estimated provision for income tax expense amounting to approximately $33,683.

     For the nine months ended September 30, 1997 as compared to the nine months ended September 30, 1996

     From January 1, 1997, to September 30, 1997 the Company's subsidiary, Breaking Waves, generated sales amounting to $3,408,774 with cost of sales amounting to $2,168,580. Breaking Waves generated a net loss after an estimated provision for income taxes and deferred income taxes of $64,544 amounting to approximately $58,276. Of the total selling, general and administrative expenses amounting to $1,647,472, $1,052,352 were incurred by Breaking Waves with the remainder amounting to $595,120 incurred by the Company.

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont=d)

RESULTS OF OPERATIONS (Cont=d)

     For the nine months ended September 30, 1997 as compared to the nine months ended September 30, 1996 (Cont=d)

     The major components of the total selling, general and administrative expenses of the Company are composed of the following: $55,700 of consulting expenses paid to an officer of the Company; $100,347 of consulting and compensation expenses paid to officers of the Company paid in the form of common stock; $30,130 of officer=s compensation by forgiveness of note receivable; and amortization of organization costs of $18,750. The remainder of expenses amounting to approximately $1,442,545 is composed of rent amounting to $114,807; officer's salaries of $277,048; other salaries and related payroll taxes amounting to approximately $255,564; legal and professional fees of $63,485, miscellaneous office expenses of $280,805; and miscellaneous selling expenses of $450,836.

     For the nine months ended September 30, 1997, the Company reported a consolidated net loss amounting to $637,791 after an estimated provision for income taxes amounting to approximately $73,460.

     LIQUIDITY AND CAPITAL RESOURCES

     At September 30, 1997, the Company has a consolidated working capital amounting to $3,867,764. It is not anticipated that the Company will be required to raise any additional capital within the next twelve months, since no material change in the number of employees or any other material events are expected to occur.

     Prior to the consummation of the Company's IPO, during September 1996, Breaking Waves performed a recapitalization and exchanged all its common stock for new common stock, and for a series of preferred stock. Pursuant to the Agreement, Breaking Waves issued 5,600 shares of its newly authorized Series A Preferred Stock to its previous stockholders in proportion to their respective holdings, which shares are 2 redeemable on each of January 1, 1997 and 1998 subject to legally available funds, at a redemption price of $100 per share on a pro rata basis. During January 1997, Breaking Waves redeemed 2,800 shares of its Series A preferred stock for a total of $280,000.

     On April 4, 1991, Breaking Waves entered into an accounts receivable financing agreement with NationsBanc Commercial Corp. ("Nations") to sell their interest in all present and future receivables without recourse. Breaking Waves submits all sales orders to Nations for credit approval prior to shipment, and pays Nations .75% of the gross amount of the receivables. Nations retains from amounts payable to Breaking Waves a reserve for possible obligations such as customer disputes and possible credit losses on unapproved receivables. Breaking Waves may take advances of up to 85% of the purchase price on the receivables, with interest charged at the rate of 13/4% over prime. Interest charged to expense totaled approximately $72,445 and $122,014 for the three and six months ended September 30, 1997, respectively. The agreement with Nations was terminated when Breaking Waves entered into a new agreement.

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont=d)

     LIQUIDITY AND CAPITAL RESOURCES (Cont=d)

     On August 20, 1997, Breaking Waves entered into a factoring and revolving inventory loan and security agreement with Heller Financial, Inc. (AHeller@) to sell their interest in all present and future receivables without recourse. Breaking Waves submits all sales orders to Heller for credit approval prior to shipment, and pays Heller 1% of the net amount of the receivable. Heller retains from amounts payable to Breaking Waves a reserve for possible obligations such as customer disputes and possible credit losses on unapproval receivable. Breaking Waves may take advances of up to 85% of the purchase price on the receivable, with interest charged at the rate of 1:% over prime. Interest charged to expense totaled approximately $8,078 for the three months ended September 30, 1997. Heller has a continuing interest in Breaking Waves=s inventory as collateral for the advances.

                  On October 16, 1995, Breaking Waves entered into a license agreement with Beach Patrol, Inc. ("BPI") for the exclusive use of certain trademarks in the United States. For the three and six months ended September 30, 1997, Breaking Waves incurred royalty and advertising expenses amounting to approximately $25,000 and $76,500, respectively.

     During May, 1996, the Company established the 1996 Senior Management Incentive Plan ("Incentive Plan") pursuant to which 250,000 of common stock are reserved for issuance. The Incentive Plan is designed to serve as an incentive for retaining qualified and competent key employees, officers and directors of the Company. During June 1996, pursuant to such plan the Company issued 50,000 shares to each of two officers of the Company. 50% of such shares issued vesting 12 months from the issuance date and the remaining 50% vesting 24 months from the issuance date. Such shares were valued at 50% of the IPO price of $2.50. Accordingly, the Company recorded a deferred compensation amounting to $250,000 which is being amortized as the shares vest. During January 1997, 25,000 of these shares were canceled and the vesting schedule for the remaining shares terminated whereby the shares became fully vested. For the three and nine months ended September 30, 1997, $15,625 and $78,125, respectively has been amortized as a compensation expense.

     During December 1996, the Company entered into an employment agreement with two of the officer=s of Breaking Waves, whereby 5,000 shares each of common stock of the Company was issued as compensation for services. Accordingly, the Company recorded deferred compensation amounting to $25,000, which is being amortized as the shares vest. For the three and six months ended September 30, 1997, $5,554 and $22,222, respectively has been amortized as compensation expenses.

     During March 1997, pursuant to the Senior Management Incentive Plan, the Company issued 100,000 options to the Company President and 50,000 options to an officer.

     As of September 30, 1997, the Company has invested $1,593,781 in D.L. for the co-production and distribution of such motion picture whereas the co-producers have invested $100,000 in D.L. which has been recorded as a capital contribution to the Company.

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont=d)

     LIQUIDITY AND CAPITAL RESOURCES (Cont=d)

     For the nine months ended September 30, 1997 and 1996, the Company used cash for operating activities amounting to $332,260 and $1,682,527, respectively. The major components of such use of cash for the nine months ended September 30, 1997 was for the increase in Breaking Wave=s inventory of $344,920 and the loss of $637,791 and for the nine months ended September 30, 1996, the major use of cash was $1,306,057 advanced to D.L. for production of the motion picture. The majority of cash provided for operating activities for the nine months ended September 30, 1997 amounting to $516,980 was provided from increases in accounts payable. For the nine months ended September 30, 1997, the Company used $293,483 of cash for investing purposes which was primarily for the partial redemption of Breaking Wave=s preferred stock pursuant to the purchase agreement. For the nine months ended September 30, 1996, $5,158,153 of cash was provided by financing activities, primarily from proceeds from the Company=s initial public offering, the collection of stock subscriptions receivable and the capital contribution.

                  PART II - OTHER INFORMATION

ITEM 1 - Legal Proceedings:  None

ITEM 2 - Changes in Securities: None

ITEM 3 - Defaults Upon Senior Securities: None

ITEM 4 - Submission of Matters to a Vote of Security Holders: None

ITEM 5 - Other Information:  None

ITEM 6 - Exhibits and Reports on Form 8-K: None

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     Hollywood Productions, Inc.
                                                                    (Registrant)


Dated:            November 18, 1997                  /s/ Harold Rashbaum
                                                     Harold Rashbaum
                                                     President

                                   Exhibit 27

                           HOLLYWOOD PRODUCTIONS, INC.


           This schedule contains summary financial information extracted from Balance Sheet, Statement of Operations, Statement of Cash Flows and Notes thereto incorporated in Part I, Item 1 of this Form 10-QSB and is qualified in its entirety by reference to such financial statements.





PERIOD-TYPE                                                          3-MOS
FISCAL-YEAR-END                                                      dec-31-1996
PERIOD-END                                                           sep-30-1997
CASH                                                                 2,188,730
SECURITIES                                                           0
RECEIVABLES                                                          23,445
ALLOWANCES                                                           0
INVENTORY                                                            120,640
URRENT-ASSETS                                                       4,433,308
PP&E                                                                 0
DEPRECIATION                                                         0
TOTAL-ASSETS                                                         5,614,692
CURRENT-LIABILITIES                                                  142,525
BONDS                                                                0
PREFERRED-MANDATORY                                                  0
PREFERRED                                                            0
COMMON                                                               6,093
OTHER-SE                                                             5,186,074
TOTAL-LIABILITY-AND-EQUITY                                           5,614,692
SALES                                                                931,204
TOTAL-REVENUES                                                       931,204
CGS                                                                  691,808
TOTAL-COSTS                                                          691,808
OTHER-EXPENSES                                                       557,242
LOSS-PROVISION                                                       0
NTEREST-EXPENSE                                                     20,742
INCOME-PRETAX                                                        (338,588)
INCOME-TAX                                                           (30,050)
INCOME-CONTINUING                                                    (308,538)
DISCONTINUED                                                         0
EXTRAORDINARY                                                        0
HANGES                                                              0
NET-INCOME                                                           (308,538)
EPS-PRIMARY                                                          (0.05)
EPS-DILUTED                                                          (0.05)